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                                                                   EXHIBIT 10.69

                                   CONTRACT

     THIS AGREEMENT made and executed in THREE (3) original counterparts this 2nd day of July A.D. 1997 between the Utah Department of Transportation, hereinafter called "Department," first party, and MEADOW VALLEY CONTRACTORS, INC. hereinafter called "Contractor," second party.

     WITNESSETH, That for and in consideration of payments, hereinafter mentioned, to be made by the Department, the Contractor agrees to furnish all labor and equipment; to furnish and deliver all materials not specifically mentioned as being furnished by the Department and to do and perform all work in the CONSTRUCTION OF ROADWAY IN SALT LAKE COUNTY, State of Utah, the same being identified as SP-0154(9)1 for the approximate sum of SEVENTEEN MILLION EIGHT HUNDRED SIXTY-TWO THOUSAND ONE HUNDRED FORTY-SIX AND 00/100 Dollars ($17,862,146.00).

     The Contractor further covenants and agrees that all of said work and labor shall be done and performed in the best and most workmanlike manner and in strict conformity with the plans, and specifications. The said plans and specifications and the notice to contractors, instruction to bidders, the proposal, special provisions and contract bond are hereby made a part of this agreement as fully and to the same effect as if the same had been set forth at length herein.

     In consideration of the foregoing premises, the Department agrees to pay to Contractor in the manner and in the amount provided in the said specification and proposal.

     IN WITNESS WHEREOF, the parties hereto have subscribed their names through their proper officers thereunto duly authorized as of the day and year first above written.


Attest:                                UTAH DEPARTMENT OF TRANSPORTATION

[SIGNATURE ILLEGIBLE]                  [SIGNATURE ILLEGIBLE]
--------------------------------       ----------------------------------------
         Secretary                     Director of Transportation - First Party

Witnesses:

[SIGNATURE ILLEGIBLE]                  Meadow Valley Contractors, Inc.
--------------------------------       -----------------------------------------
                                                  Second Party
[SIGNATURE ILLEGIBLE]
--------------------------------

Approved as to form:                   by [SIGNATURE ILLEGIBLE]
                                         -----------------------------------

By [SIGNATURE ILLEGIBLE]                          UTAH AREA MANAGER.
  ------------------------------         -----------------------------------
    Assistant Attorney General                          Title

                                                   #83-243374-5501
APPROVED________________________       -------------------------------------
          Director of Finance             Utah Contractor License Number

                                       FUNDS AVAILABLE______________________

                                       [SIGNATURE ILLEGIBLE]        7-7-97
                                       ----------------------  -------------
                                       Budget Officer                Date